LONG-TERM DEPOSITS	12 Months Ended
Dec. 31, 2018
LONG TERM DEPOSIT [Abstract]
LONG TERM DEPOSITS
NOTE 6:-	LONG-TERM DEPOSITS

	December 31,
	2018	2017

Bonds deposit (1)	$1,755	$1,897
Restricted account (2)	320	519
SWAP (3)	313	986
Other	89	81

	$2,477	$3,483

(1)	Bonds deposit of one payment of principal and interest reserves. See Note 10.
(2)	Restricted amount of $ 320 related to the hedging transaction, see details (3) below.
(3)
Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2018 the hedging amount is $ 4,357.